UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    January 19, 2005

    First Community Corporation
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina (Address of Principal Executive Offices)	29072 (Zip Code)

    (803) 951-2265
(Registrant's Telephone Number, Including Area Code)

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On January 19, 2005, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the year and quarter ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

      (c)      Exhibits: The following exhibits are filed as part of this report:

     Exhibit No.                 Exhibit

99.1	Earnings Press Release for the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION By: /s/ Joseph G. Sawyer Name: Joseph G. Sawyer Title: Chief Financial Officer

Dated:  January 20, 2005

EXHIBIT INDEX

Exhibit Number                     Description

99.1           Earnings Press Release for the year ended December 31, 2004.

4